UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 25, 2008
(Date of earliest event reported)
HealthMarkets, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14953 (Commission File Number)	75-2044750 (IRS Employer Identification No.)

9151 Boulevard 26, North Richland Hills, Texas (Address of principal executive offices)	76180 (Zip Code)
Registrant’s telephone number, including area code: (817) 255-5200
(former name and address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02(e) Compensatory Arrangements of Certain Officers.
As previously disclosed, on April 25, 2008, HealthMarkets, Inc. (the “Company”) and William J. Gedwed announced that Mr. Gedwed would be leaving his position as the Company’s President and Chief Executive Officer. Mr. Gedwed’s resignation became effective on June 1, 2008. Mr. Gedwed continues to serve as a member of the Company’s Board of Directors.
On June 25, 2008, the Company entered into a transition services agreement with Mr. Gedwed (the “Agreement”) pursuant to which Mr. Gedwed, in exchange for signing a release of claims, agreeing to non-competition and non-solicitation restrictions and agreeing to provide consulting services, will receive payments in the aggregate amount of $2,400,000 payable over the two year term of the Agreement. Mr. Gedwed is also entitled to a continuation of welfare benefits for a two year period.
The Agreement also provides that options granted to Mr. Gedwed pursuant to the nonqualified stock option agreement between the Company and Mr. Gedwed (the “Option Agreement”), the form of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated May 8, 2006, will continue to vest, and the Company and Mr. Gedwed have amended the Option Agreement to so provide.
Pursuant to the amendment to the Option Agreement (the “Amendment”), options granted to Mr. Gedwed will continue vesting during the term of the Agreement, so long as Mr. Gedwed continues to serve as a Director of the Company. In addition, if Mr. Gedwed’s services as a Director are terminated without cause by the Company, Mr. Gedwed will vest in the next vesting level that would have become vested and exercisable if he had continued to serve as a Director until the first anniversary of such termination.
The description of the Agreement and the Amendment is qualified in its entirety by reference to the text of the Agreement and the Amendment, which documents are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description

10.1	Transition Services Agreement by and between HealthMarkets, Inc. and William J. Gedwed.

10.2	Amendment No. 1 to Nonqualified Stock Option Agreement by and between HealthMarkets, Inc. and William J. Gedwed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTHMARKETS, INC.
By:	/s/ Michael A. Colliflower
	Name:	Michael A. Colliflower
	Title:	Executive Vice President & General Counsel

Dated: June 30, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Transition Services Agreement by and between HealthMarkets, Inc. and William J. Gedwed.

10.2	Amendment No. 1 to Nonqualified Stock Option Agreement by and between HealthMarkets, Inc. and William J. Gedwed.